SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: July 2, 2018
Date of earliest event reported: June 30, 2018

BakerCorp International, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-181780	13-4315148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7800 N. Dallas Parkway Suite 500
Plano, Texas 75024
(Address of Principal Executive Offices, including Zip Code)
(888) 882-4895
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.
On June 30, 2018, BakerCorp International Holdings, Inc. (“BakerCorp”), a Delaware corporation and the parent of BakerCorp International, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Rentals, Inc., a Delaware corporation (“URI”) and UR Merger Sub IV Corporation (“Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of URI. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into BakerCorp (the “Merger”), with BakerCorp as the surviving corporation in the Merger.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of BakerCorp common stock will be converted into the right to receive a pro rata share of an aggregate purchase price of $715,000,000, subject to customary purchase price adjustments as set forth in the Merger Agreement (the “Per Share Merger Consideration”), which consideration includes the repayment of substantially all of BakerCorp’s and the Company’s existing indebtedness and the payment of all related fees and expenses.  At the Effective Time, the Company intends to satisfy and discharge the Indenture, dated as of June 1, 2011, by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, and to issue a notice of redemption to redeem any notes issued pursuant to the Indenture (which redemption will occur on a date to be determined after the Effective Time).  This Current Report on Form 8-K does not constitute a notice to redeem such notes, nor an offer to redeem or repurchase such notes.
The Merger Agreement contains customary representations, warranties and covenants made by BakerCorp, URI and Merger Sub. Each party has agreed to comply with customary covenants, including covenants by BakerCorp to conduct the business of BakerCorp and its subsidiaries (including the Company) in the ordinary course consistent with past practice during the interim period between the date of the Merger Agreement and the date of closing of the Merger. The Merger Agreement also contains indemnification provisions whereby the stockholders of BakerCorp will indemnify URI for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of BakerCorp, subject to certain caps and thresholds. URI intends to purchase a buy-side representations and warranties insurance policy under which it may seek coverage for breaches of BakerCorp’s representations and warranties, to supplement the indemnity escrow amount under the Merger Agreement. The representations and warranties insurance policy will be subject to certain customary retention amounts, exclusions and deductibles.
The completion of the Merger is subject to customary conditions, including, among others (i) the receipt of the written consent of the stockholders of BakerCorp holding at least 95% of the outstanding shares of BakerCorp common stock, (ii) the absence of any injunction or order prohibiting the consummation of the Merger and (iii) the accuracy of representations and warranties (subject to customary materiality qualifiers) and material compliance with covenants set forth in the Merger Agreement.
BakerCorp and URI are permitted under certain circumstances to terminate the Merger Agreement, including in the event that, among other things, the Merger is not consummated by August 31, 2018.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K in order to provide information regarding its terms. It is not intended to provide any other factual information about BakerCorp, URI or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for purposes of the Merger Agreement and as of the date of the Merger Agreement, (ii) were solely for the benefit of the parties to the Merger Agreement and (iii) may be subject to qualifications and limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts. Security holders of the Company should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of BakerCorp, the Company or URI. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Our expectations, beliefs, and projections are expressed in good faith, and we believe we have a reasonable basis to make these statements, but there can be no assurance that our management’s expectations, beliefs, or projections will be achieved. Statements that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions, or strategies regarding the future. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “look forward to,” and similar expressions are intended to identify forward-looking statements. The forward-looking statements set forth in this document regarding the Merger Agreement and the proposed transaction reflect only our expectations regarding these matters. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) the length of time necessary to consummate the proposed transaction may be shorter or longer than anticipated; and (2) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction. For a more complete description of other possible risks and uncertainties, please refer to our Annual Report on Form 10-K for the year ended January 31, 2018 and our Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2018. Our forward-looking statements herein speak only as of the date hereof, and we make no commitment to update or publicly release any revisions to forward-looking statements in order to reflect events, circumstances or changes in expectations.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2018, by and among BakerCorp International Holdings, Inc., United Rentals, Inc. and UR Merger Sub IV Corporation.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAKERCORP INTERNATIONAL, INC.

Dated: July 2, 2018	By:	/s/: Robert Craycraft
Name: Robert Craycraft
Title: President and Chief Executive Officer